SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2001


                            FEDERATED INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

            Pennsylvania                001-14818                25-1111467
       (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
            of incorporation)                                Identification No.)

                               Federated Investors Tower
                          Pittsburgh, Pennsylvania 15222-3779
             (Address of principal executive offices, including zip code)


                                    (412) 288-8141
                 (Registrant's telephone number, including area code)


ITEM 2.  ACQUISITION OF ASSETS.

     On April 20, 2001, Federated Investors, Inc. ("Federated") completed a transaction to acquire substantially all of the assets of Edgemont Asset Management Corp.("Edgemont"), the advisor to the $3.23 billion Kaufmann Fund. In conjunction with the acquisition (the "Acquisition"), Kaufmann Fund shareholders approved a reorganization of the Kaufmann Fund into the Federated Kaufmann Fund. The reorganization was approved at a shareholder meeting on April 16, 2001.

     In connection with the Acquisition, Federated made an upfront cash payment to Edgemont of $170.8 million from cash and cash equivalents held by Federated and delivered to Edgemont 315,732 shares of Federated's Class B Common Stock from Federated's treasury stock account valued at $8.7 million based on the terms of the acquisition agreement. Over the next six years, Federated may also make contingent payments aggregating to as much as $200 million based on revenue growth targets specified in the acquisition agreement between the parties. Upon consummation of the Acquisition, Lawrence Auriana and Hans Utsch, the shareholders of Edgemont and the managers of The Kaufmann Fund, became employees of Federated and the portfolio managers of the Federated Kaufmann Fund.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS AND EXHIBITS.

(a)   Financial Statements of Business Acquired

     The financial statements of Edgemont Asset Management Corporation for the periods specified in Rule 3-05 (b) of Regulation S-X, which are required to be filed by amendment to the Current Report on Form 8-K dated April 20, 2001, are filed herewith.

      (b)   Pro Forma Financial Statements

     The pro forma financial statements required by this item are not being filed herewith, but will be filed with the Securities and Exchange Commission via amendment as soon as practicable, but not later than 60 days after the date on which the Current Report on Form 8-K dated April 20, 2001 was required to be filed.


(b)   Exhibits

     The following exhibits, from which schedules have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon its request, are filed with this Report on Form 8-K/A. Exhibits incorporated by reference to a prior filing (on Form 8-K) are designated by an asterisk (*); all other exhibits not so designated are documents required to be filed as exhibits to this Form 8-K/A.

          2.1* Asset Purchase Agreement dated as of October 20, 2000 by and among Federated, Edgemont, Lawrence Auriana and Hans P. Utsch

          2.2* Amendment  No. 1, dated  April 11,  2001,  to the Asset  Purchase
               Agreement dated as of October 20, 2000 by and among Federated, Edgemont, Lawrence Auriana and Hans P. Utsch

23.1  Consent of Sanville & Company

            99.1* Press Release dated April 23, 2001 regarding Federated's acquisition of substantially all of the assets of Edgemont.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FEDERATED INVESTORS, INC.
                                    (REGISTRANT)



Dated:  May 14, 2001                      By:/s/ Denis McAuley III
                                             ---------------------
                                         Denis McAuley III
                                         Vice President and Principal Accounting
                              Officer
                              INDEX TO FINANCIAL STATEMENTS


Audited financial statements of business acquired

Independent Auditor's Report
Statement of Financial Condition as of December 31, 2000
Statement of Income for the year ended December 31, 2000
Statement of Stockholders' Equity for the year ended December 31, 2000 Statement of Cash Flows for the year ended December 31, 2000
Notes to Audited Financial Statements


                                INDEPENDENT AUDITOR'S REPORT



To the Stockholders and Board of Directors of Edgemont Asset Management Corporation
Darien, Connecticut

     We have audited the statement of financial condition of Edgemont Asset Management Corporation as of December 31, 2000, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgemont Asset Management Corporation as of December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

     As discussed in Note 9 to the financial statements, on April 11, 2001 and on April 20, 2001, the Company sold its mutual fund advisory business and certain of its assets to Federated Investors, Inc. who also assumed certain of the Company's liabilities. These transactions represent the termination of the Company's operations as an investment advisor and the sale of its major assets.



Abington, Pennsylvania                            /s/ SANVILLE & COMPANY
April 26, 2001
Certified Public Accountants

                       EDGEMONT ASSET MANAGEMENT CORPORATION
                         Statement of Financial Condition
                                 December 31, 2000

                               ASSETS

Cash and cash equivalents                                        $
                                                               5,543,424
Investment advisory fee receivable from The Kaufmann
Fund, Inc.                                                     3,398,774
Distribution fee receivable from The
Kaufmann Fund, Inc.                                              377,338
Receivable from stockholders (Note 6)
                                                               7,205,280
Other receivables
                                                                 387,401
Furniture and fixtures, equipment and capitalized
software at
  cost, (net of accumulated depreciation)
(Note 3)                                                         141,390
Deposits and prepaid expenses
                                                               1,001,248
                                                              -----------
                                                              -----------

             Total assets                                    $18,054,855
                                                              ===========


                              LIABILITIES AND STOCKHOLDERS'
EQUITY

Accounts payable and accrued expenses                     $
                                                            17,767,339
                                                            -----------
                                                            -----------

            Total liabilities
                                                            17,767,339


Stockholders' equity:
      Common stock, $1 par value, 1,000
shares
           authorized, 200 shares issued
and outstanding                                                   200
      Additional paid-in capital
                                                                1,200
      Retained earnings
                                                              286,116
                                                           -----------
                                                           -----------

            Total stockholders' equity
                                                              287,516
                                                           -----------
                                                           -----------

                         Total liabilities
and stockholders'
                             equity                      $
                                                           18,054,855
                                                           ===========

                    EDGEMONT ASSET MANAGEMENT CORPORATION
                             Statement of Income
                        Year ended December 31, 2000

REVENUES:
       Investment advisory fees (Note 4)                          $ 54,426,558
       Distribution fee income (Note 5)                             13,062,374
       Interest income                                                195,535
                                                                    ----------

                  Total revenues                                    67,684,467
                                                                    ----------

EXPENSES:
      Officer compensation and benefits                             3,561,433
      Employee compensation and benefits                            16,345,178
      Advertising                                                   4,911,608
      The Kaufmann Fund, Inc. expense
          reimbursement (Note 4)                                    4,500,662
      Printing and stationery                                       2,690,981
      Postage                                                       1,117,888
      Services rendered                                             1,897,813
      List rentals                                                    147,763
      Broker dealer fees                                            3,144,040
      Trading services                                                555,706
      Professional fees                                             1,300,720
      Office expenses                                                 119,354
      Rent                                                            532,025
      Telephone                                                       118,441
      Travel                                                          418,181
      Miscellaneous                                                   100,957
      Depreciation                                                    122,880
      Insurance                                                        27,905
      Subscriptions                                                    50,378
                                                                    ----------

                  Total expenses                                    41,663,913
                                                                    ----------

Income before income taxes                                          26,020,554

Income taxes (Note 7)                                               1,777,326
                                                                    ----------

Net income                                                        $ 24,243,228
                                                                    ==========

                         EDGEMONT ASSET MANAGEMENT CORPORATION
                           Statement of Stockholders' Equity
                             Year ended December 31, 2000




                                               Additional
                                   Common       Paid-in       Retained
                                    Stock       Capital       Earnings         Total
                                  ----------   ----------   -------------   ------------

BALANCE, DECEMBER 31, 1999       $           $             $               $
                                        200        1,200         286,116        287,516

Net income for the year               -            -
                                                              24,243,228     24,243,228

Distributions to stockholders         -            -
                                                            (24,243,228)    (24,243,228)
                                  ----------   ----------   -------------   ------------


BALANCE, DECEMBER 31, 2000       $           $             $               $
                                        200        1,200         286,116        287,516
                                  ==========   ==========   =============   ============



                       EDGEMONT ASSET MANAGEMENT CORPORATION
                              Statement of Cash Flows
                            Year ended December 31, 2000


Cash flows from operating activities:

Net income                                            $
                                                         24,243,228
Adjustments to reconcile net income to net
    cash provided by operating activities:
     Depreciation
                                                            122,880
     (Increase) decrease in:
        Due from The Kaufmann Fund, Inc. (net)
                                                        (3,257,261)
        Due from stockholders
                                                        (7,205,280)
        Other receivables
                                                          (361,459)
        Deposits and prepaid expenses
                                                          (663,226)
     Increase (decrease) in:
        Accounts payable and accrued expenses
                                                         15,457,332
        Payable to stockholders
                                                          (435,865)
        Income taxes payable                               (45,638)
                                                      --------------
                   Net cash provided by
operating activities                                     27,854,711
                                                      --------------

Cash flows from investing activities:
   Purchase of furniture and fixtures, equipment
and  software                                                (48,187)
                                                        --------------
                   Net cash expended in
investing activities                                         (48,187)
                                                        --------------

Cash flows from financing activities:
     Distributions to stockholders
                                                         (24,243,228)
                                                        --------------
                   Net cash expended in
financing activities                                     (24,243,228)
                                                        --------------

Net increase in cash                                  $
                                                            3,563,296

Cash and cash equivalents at beginning of year
                                                            1,980,128
                                                        --------------

Cash and cash equivalents at end of year              $
                                                            5,543,424
                                                        ==============

Supplemental disclosures of cash flow
information:
     Cash paid during the year for:

         Income taxes                                 $     1,777,326

                         EDGEMONT ASSET MANAGEMENT CORPORATION
                             Notes To Financial Statements
                                   December 31, 2000


1.  BUSINESS ACTIVITY

     Edgemont Asset Management Corporation (the "Company") is incorporated under the laws of the State of New York. The Company is an investment advisor registered under the Investment Advisors Act of 1940 (the "1940 Act"). The Company acts principally as the investment advisor to The Kaufmann Fund, Inc. (the "Fund"), an open-end management investment company. Please see Footnote 9 for substantial changes to the Company's assets and operations.


2.  SIGNIFICANT ACCOUNTING POLICIES

    Revenue Recognition

     Investment advisory and distribution fees are recorded when earned. Expenses are recorded when incurred.

    Use of Estimates

     The financial statements are prepared using the accrual basis of accounting. Generally accepted accounting principles require management under certain circumstances to use accounting estimates. Actual results could differ from these estimates.

    Fixed Assets

     Furniture and fixtures, equipment and capitalized software are recorded at cost. Depreciation is provided by the accelerated method of double declining balance over the estimated useful lives of seven years for furniture and fixtures and equipment; and straight line over the estimated useful life of three years for capitalized software. No differences exist between depreciation methods for financial reporting purposes and federal income tax purposes. Please see Footnote 9 for details on the subsequent sale of these assets.

    Cash Equivalents

     Cash equivalents consist of money market accounts that are available for use in current operations.

    Concentration of Credit Risk

     The Company maintains its cash in a bank account, which at times may exceed federally insured limits. Management believes that the risk is limited because the bank is a large national institution with a strong financial position. The Company also maintains its cash with an investment company in a money market account. Management believes that the risk is limited because the investment company is a large national money market fund with a strong financial position. The Company has not experienced any losses in these transactions.


2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

    Fair Value

     Substantially all of the Company's financial assets and liabilities are carried at market value or at amounts which because of the short-term nature of the financial instruments, approximate current fair value.


3.  FIXED ASSETS

    Furniture and fixtures, equipment and capitalized software comprise:


                                         Accumulated
         Asset Category         Cost     Depreciation

                                                          Balance

     Furniture and fixtures $   62,566 $     42,478    $   20,088
     Office equipment         207,107      120,656         86,451
     Capitalized software     104,554        69,703        34,851
                              -------    --  ------      --------

             Totals         $ 374,227  $   232,837     $  141,390
                              =======      =======        =======


4.  INVESTMENT ADVISORY AGREEMENT

     Under terms of the investment advisory agreement (the "Agreement"), the Company has agreed to provide the Fund with investment advisory services. These services include identifying and analyzing possible investments; determining the amount, timing, and form of those investments; monitoring and reviewing the Fund's portfolio; recommending the ultimate disposition of portfolio investments; and arranging for the purchase and sale of the Fund's portfolio securities subject to the brokerage policies adopted by the Fund's Board of Directors. As compensation for these services, the Company earns a fee calculated on an annual basis at 1.5% of the Fund's average net assets and is payable monthly. For the year ended December 31, 2000, the Company received $54,426,558 for investment advisory services.

     The Company has voluntarily agreed to reimburse the Fund for expenses, to the extent of the investment advisory fee, of the Fund's annual expenses (other than brokerage commissions, other capital items, interest, taxes, extraordinary and other excludable items) in excess of $650,000. A reimbursement of $4,500,662 was made for the year ended December 31, 2000.

4.  INVESTMENT ADVISORY AGREEMENT (continued)

     The  Company   has   voluntarily   agreed  to  continue  to  provide   this
     reimbursement in the future. Please see Footnote 9 for details of the sale of the Company's mutual fund advisory business.


5.  DISTRIBUTION PLAN


     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act whereby the Fund or the Company may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Company. The Fund or the Company may incur such distribution expenses at a rate of .75% per annum on the Fund's average net assets. For the year ended December 31, 2000, the Company received (from the Fund) and incurred $13,062,374 in distribution expenses. Please see Footnote 9 for details of the sale of the Company's mutual fund advisory business which effectively terminates the Company's participation in the Fund's Distribution Plan.


6.  RELATED PARTY TRANSACTIONS

     Certain officers and directors of the Fund are affiliated with the Company.

     The Company leases its office from the Fund. Rent expense for the year ended December 31, 2000 was $532,025. Please see Footnote 9 for details of the assignment of this lease on April 11, 2001.

     The receivable from stockholders represents an over distribution of current year's earnings which was repaid in January
     2001.                                           .


7.  INCOME TAXES

     The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code for Federal and New York State taxes. No such provision exists for New York City. The Company does not pay Federal corporate income taxes on its taxable income and is liable to New York State for taxes on its taxable income at the corporate tax rate in excess of the personal income tax rate. The stockholders of the Company are liable for Federal and New York State income taxes on their respective share of the Company's taxable income.

8.  PENSION PLAN

     The Company has a defined benefit pension plan (the "Pension Plan") for its eligible employees. The Company's policy is to contribute the maximum annual contributions allowed by ERISA regulations. For the year ended December 31, 2000, the Company contributed $542,893 to the Pension Plan.


9. SUBSEQUENT EVENTS - SALE OF THE COMPANY'S MUTUAL FUND ADVISORY BUSINESS AND CERTAIN OF ITS ASSETS

     On October 20, 2000 the Company and Messrs. Hans P. Utsch and Lawrence Auriana, as the sole shareholders of the Company, entered into an Asset Purchase Agreement with Federated Investors, Inc. ("Federated") whereby Federated agreed to acquire the Company's mutual fund advisory business and certain of its assets and assume certain of its liabilities. The transaction closed on two separate days in April 2001. On April 11, 2001, pursuant to a separate Personal Property Agreement, all of the Company's furniture and fixtures, equipment and capitalized software was sold to Federated for $123,000 (the approximate current book value of these assets). At the same time Federated also assumed the leases and maintenance agreements related to these assets as well as assuming the lease on the Company's office space. On April 20, 2001, pursuant to the Amended Asset Purchase Agreement, Federated acquired the mutual fund advisory business of the Company for approximately $170,800,000 in cash and $8,700,000 in Federated Investors stock.

     In addition, in accordance with the terms of the Amended Asset Purchase Agreement, Federated may pay up to a maximum of $200 million to the Company over a period of up to six years based upon the growth in Federated revenues over that time period. Subsequent to April 20, 2001 the Company was left with cash, receivables not purchased and liabilities not assumed by Federated. Under the Amended Asset Purchase Agreement the Company must also cease using the name "Edgemont Asset Management Corporation" within 30 days of April 20, 2001.

     The Company's registration as an investment advisor under the 1940 Act was terminated effective April 23, 2001. All of the employees of the Company became Federated employees on April 23, 2001. The Company's pension plan will be fully funded for the applicable period in 2001 and will be terminated in accordance with ERISA regulations.

     On April 10, 2001, the Company relocated its entire operation to Darien, Connecticut from New York City.

                                   INDEX TO EXHIBITS



Exhibit Number                                  Description

2.1* Asset  Purchase  Agreement  dated  as of  October  20,  2000  by and  among
     Federated, Edgemont, Lawrence Auriana and Hans P. Utsch.

2.2* Amendment  No.  1,  dated as of  April  11,  2001,  to the  Asset  Purchase
     Agreement dated as of October 20, 2000 by and among Federated, Edgemont, Lawrence Auriana and Hans P. Utsch.

23.1                    Consent of Sanville & Company

99.1*Press Release dated April 23, 2001 regarding Federated's acquisition of substantially all of the assets of Edgemont.


* Previously filed

                                                                    EXHIBIT 23.1

                        CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-56429) pertaining to the Federated Investors, Inc. Employee Stock Purchase Plan and the Registration Statement (Form S-8 No. 333-62471) pertaining to the Federated Investors, Inc. 1998 Stock Incentive Plan of our report dated April 26, 2001, relating to the statement of financial condition of Edgemont Asset Management Corporation as of December 31, 2000, and the related statements of income, stockholders' equity and cash flows for the year then ended which report is included in this Current Report on Form 8-K/A.



      Abington, Pennsylvania                    /s/ SANVILLE & COMPANY
      May 10, 2001                              Certified Public Accountants